UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(888) 909-5564

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2023, Unrivaled Brands, Inc. (the “Company”) announced its pursuit of a reorganization to establish a newly-formed Delaware corporation, Blum Holdings, Inc. (“Blüm”), as the ultimate parent of the Company (the “Reorganization”). If consummated, the Reorganization would result in the Company becoming a direct, wholly-owned subsidiary of Blüm. The purpose of the proposed Reorganization is to provide the Company with more strategic, organizational, operational and financial flexibility. It is expected that the directors and executive officers of the Company will serve in the same capacities for Blüm.

As part of the proposed Reorganization, the Company has entered into an Agreement and Plan of Merger, dated October 9, 2023 (the “Reorganization Agreement”), with Blüm, which is currently a wholly-owned subsidiary of the Company, and Blum Merger Sub, Inc., a Nevada corporation and wholly-owned by Blüm (“Merger Sub”). The Reorganization Agreement provides, among other things and subject to its terms and conditions, as described below, that Merger Sub will merge with and into the Company, with the separate existence of Merger Sub ceasing and with the Company surviving as a direct, wholly-owned subsidiary of Blüm.

The Reorganization Agreement provides that at the effective time of the Reorganization (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), and the Company’s Series V preferred stock, par value $0.001 per share (“Company Preferred Stock,” and together with the Company Common Stock, the “Company Shares”), but excluding any Company Shares held by stockholders of the Company who perfect their dissenters’ rights as provided in the Reorganization Agreement, will automatically be converted into one share of Blüm’s common stock, par value $0.001 per share (“Blüm Common Stock”) and Blüm’s Series V preferred stock, par value $0.001 per share (“Blüm Preferred Stock,” and together with the Blüm Common Stock, the “Blüm Shares”), respectively, without any further act or deed by the Company’s stockholders. Record ownership of Blüm shares will be kept in uncertificated, book-entry form by Blüm’s transfer agent.

The Reorganization Agreement further provides that at the Effective Time, the Company will assign to Blüm, and Blüm will assume and agree to perform (1) all obligations of the Company pursuant to (a) the Terra Tech Corp. 2016 Equity Incentive Plan (the “2016 Plan”), the Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan (as amended, the “2018 Plan”), and the UMBRLA, Inc. 2019 Equity Incentive Plan (as amended, the “UMBRLA Plan,” and together with the 2016 Plan and the 2018 Plan, the “Incentive Plans”), and (b) each award agreement entered into pursuant to the Incentive Plans, and (2) all obligations of the Company pursuant to any employment agreements entered into by the Company. Additionally, at the Effective Time, (x) each outstanding option to purchase shares of Company Common Stock (a “Company Option”) will be converted automatically into a stock option to purchase an identical number of shares of Blüm Common Stock, (y) each outstanding warrant to purchase shares of Company Common Stock (a “Company Warrant”) will be converted automatically into a warrant to purchase an identical number of shares of Blüm Common Stock, and (z) each outstanding promissory note convertible into shares of Company Common Stock (a “Company Note”) will be automatically converted into a promissory note convertible into an identical number of shares of Blüm Common Stock, in each case, on the same terms and conditions as applied to the Company Option, Company Warrant and Company Note, respectively, immediately prior to the Effective Time and as set forth in the documentation relating to such Company Option, Company Warrant and Company Note.

The Board of Directors of the Company has unanimously (1) approved the form and content of the Reorganization Agreement, (2) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Reorganization Agreement, (3) approved the execution and delivery by the Company of the Reorganization Agreement, the performance by the Company of its covenants and agreements contained therein and the consummation of the Reorganization upon the terms and subject to the conditions contained therein, and (4) resolved to recommend adoption of the Reorganization Agreement by the stockholders of the Company, who will be asked to vote on the adoption of the Reorganization Agreement at the annual stockholders meeting (the “Annual Meeting”) scheduled to be held on December 5, 2023.

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The closing of the Reorganization is subject to customary closing conditions, including (1) approval of the Reorganization at the Annual Meeting by a majority of the voting power of stockholders entitled to vote thereon, (2) effectiveness of the registration statement relating to the Blüm Shares to be issued in the Reorganization, (3) receipt of approval for the listing on the OTCQB tier of the OTC Markets Group, Inc. of the Blüm Common Stock, and (4) receipt by the Company of such authorizations and approvals as are required by the laws and regulations of applicable jurisdictions.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time prior to the Effective Time by action of the Company’s Board of Directors if it determines for any reason that completion of the Reorganization would be inadvisable or not in the best interests of the Company or its stockholders. In the event of any such termination, the Reorganization Agreement will become void and have no effect, and neither the Company, Blüm, Merger Sub, nor their respective stockholders, directors or officers will have any liability with respect to such termination or abandonment.

The foregoing description of the Reorganization Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Reorganization Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 5.08 Shareholder Director Nominations

As noted above, the Company’s Board of Directors determined that the Company’s Annual Meeting of Stockholders for 2023 will be held on December 5, 2023, at 9:30 a.m. PDT. The Board of Directors established the close of business on October 16, 2023, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The Company will provide additional details regarding the location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at its corporate office at 3242 S. Halladay Street, Suite 202, Santa Ana, California 92705, on or before the close of business on October 16, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal is received by the Company’s Secretary at the address specified above no later than the close of business on October 16, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-4(c)(1) of the Exchange Act.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 16, 2023.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The Company uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors.

New factors emerge from time-to-time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Risks include the risk that we may not obtain the expected benefits of the Reorganization; the Reorganization may result in substantial costs whether completed or not; as a holding company, Blüm will be dependent on the operations and funds of its subsidiaries; our business relationships may be subject to disruption; changes in legislation or regulations may change the tax consequences of the Reorganization; and even with stockholder approval, the Reorganization may not be completed. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

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ADDITIONAL INFORMATION

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Blüm, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933. In connection with the Reorganization, Blüm has filed a registration statement on Form S-4 that includes a preliminary proxy statement of the Company and a preliminary prospectus of Blüm, and the Company and Blüm may file with the SEC other relevant documents in connection with the proposed Reorganization. THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE REORGANIZATION. Investors may obtain a free copy of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about the Company, Blüm and the Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about the Company, Blüm and the Reorganization can be obtained without charge by sending a request to Unrivaled Brands, Inc., 3242 S. Halladay Street, Suite 202, Santa Ana, California 92705; by calling 678-570-6791; or by accessing them on the Company’s investor relations web page at https://ir.unrivaledbrands.com/sec-filings.

Although a registration statement on Form S-4 relating has been filed with the SEC, it has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in Blüm’s registration statement on Form S-4 that includes a preliminary proxy statement of the Company and a preliminary prospectus of Blüm and will be included in the definitive proxy statement/prospectus and other relevant documents that the Company and Blüm have filed, and intend to file, with the SEC in connection with the Reorganization. Copies of these documents can be obtained without charge as described in the paragraph above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2023, by and among Unrivaled Brands, Inc., Blum Holdings, Inc., and Blum Merger Sub, Inc.

99.1	Press release dated October 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: October 10, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo Chief Executive Officer

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